77Q1(a)

Certificate of Trust, dated September 22,
2010, of Adviser Managed Trust (the
Registrant or the Trust) is herein
incorporated by reference to
Exhibit (a)(1) of the Registrants
Registration Statement on Form N-1A (File
Nos. 333-169727 and 811-22480), filed with
the SEC on October 1, 2010.





Registrants Agreement and Declaration of
Trust, dated September 22, 2010, is herein incorporated by reference to
Exhibit (a)(2) of the Registrants
Registration Statement on Form N-1A (File
Nos. 333-169727 and 811-22480), filed with
the SEC on October 1, 2010.








Registrants By-Laws, dated September 30,
2010, are herein incorporated by reference to Exhibit (b) of the Registrants
Registration Statement on Form N-1A (File
Nos. 333-169727 and 811-22480), filed with
the SEC on October 1, 2010.

Registrants Amended and Restated By-Laws, dated September 13, 2011, are filed herewith.





See Article III and Article V of the
Registrants Agreement and Declaration of
Trust, which is herein incorporated by
reference to Exhibit (a)(2) of the
Registrants Registration Statement on
Form N-1A (File Nos. 333-169727 and 811-
22480), filed with the SEC on October 1, 2010.

77Q1(e)

Investment Advisory Agreement between the
Registrant and SEI Investments Management
Corporation (SIMC) is herein incorporated by reference to Exhibit (d)(1) of Pre-Effective
Amendment No. 2 to the Registrants
Registration Statement on Form N-1A (File
Nos. 333-169727 and 811-22480), filed on
January 24, 2011.





Investment Sub-Advisory Agreement between
SIMC and AQR Capital Management, LLC is
herein incorporated by reference to Exhibit
(d)(2) of Pre-Effective Amendment No. 2 to the Registrants Registration Statement on
Form N-1A (File Nos. 333-169727 and 811-
22480), filed on January 24, 2011.





Investment Sub-Advisory Agreement between
SIMC and Aronson+Johnson+Ortiz, LP is herein incorporated by reference to Exhibit (d)(3) of Pre-Effective Amendment No. 2 to the
Registrants Registration Statement on Form
N-1A (File Nos. 333-169727 and 811-22480),
filed on January 24, 2011.





Investment Sub-Advisory Agreement between
SIMC and Artisan Partners Limited
Partnership is herein incorporated by
reference to Exhibit (d)(4) of Pre-Effective
Amendment No. 2 to the Registrants
Registration Statement on Form N-1A (File
Nos. 333-169727 and 811-22480), filed on
January 24, 2011.





Investment Sub-Advisory Agreement between
SIMC and Brown Investment Advisory
Incorporated is herein incorporated by
reference to Exhibit (d)(5) of Pre-Effective
Amendment No. 2 to the Registrants
Registration Statement on Form N-1A (File
Nos. 333-169727 and 811-22480), filed on
January 24, 2011.





Investment Sub-Advisory Agreement between
SIMC and Causeway Capital Management LLC is herein incorporated by reference to Exhibit
(d)(6) of Pre-Effective Amendment No. 2 to the Registrants Registration Statement on
Form N-1A (File Nos. 333-169727 and 811-
22480), filed on January 24, 2011.





Investment Sub-Advisory Agreement between
SIMC and Lazard Asset Management LLC is
herein incorporated by reference to Exhibit
(d)(7) of Pre-Effective Amendment No. 2 to the Registrants Registration Statement on
Form N-1A (File Nos. 333-169727 and 811-
22480), filed on January 24, 2011.





Investment Sub-Advisory Agreement between
SIMC and Metropolitan West Asset Management
LLC is herein incorporated by reference to Exhibit (d)(8) of Pre-Effective Amendment
No. 2 to the Registrants Registration
Statement on Form N-1A (File Nos. 333-169727 and 811-22480), filed on January 24, 2011.





Investment Sub-Advisory Agreement between
SIMC and Parametric Portfolio Associates is herein incorporated by reference to Exhibit
(d)(9) of Pre-Effective Amendment No. 2 to the Registrants Registration Statement on
Form N-1A (File Nos. 333-169727 and 811-
22480), filed on January 24, 2011.





Investment Sub-Advisory Agreement between
SIMC and Thornburg Investment Management
Inc. is herein incorporated by reference to Exhibit (d)(10) of Pre-Effective Amendment
No. 2 to the Registrants Registration
Statement on Form N-1A (File Nos. 333-169727 and 811-22480), filed on January 24, 2011.




Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP is herein incorporated by reference to Exhibit
(d)(11) of Pre-Effective Amendment No. 2 to the
Registrants Registration Statement on Form N-1A
(File Nos. 333-169727 and 811-22480), filed on
January 24, 2011.
















Investment Sub-Advisory Agreement between
SIMC and PanAgora Investment Management, LLC,
DATED June 30, 2011, is filed herewith.